ADVISORS DISCIPLINED TRUST 733

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the trust's ticker symbol is ADTOVX.

     Supplement Dated:  August 19, 2011